UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

Rexahn Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34079	11-3516358
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-5300

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Rexahn Pharmaceuticals, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) on June 14, 2018. Set forth below are the three proposals that were voted on at the Annual Meeting and the shareholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2018.

On the record date for the Annual Meeting, there were 31,744,439 shares of Company common stock issued, outstanding and entitled to vote. Shareholders holding 23,977,553 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1 – The five nominees named in the Definitive Proxy Statement were elected to serve as directors for a one-year term expiring at the Company’s 2019 Annual Meeting of Shareholders. The voting results with respect to each nominee were as follows:

Director	For	Withheld	Broker Non-Votes
Charles Beever	10,355,603	1,155,792	12,466,158
Peter Brandt	10,301,351	1,210,044	12,466,158
Kwang Soo Cheong	10,342,253	1,169,142	12,466,158
Richard J. Rodgers	10,368,271	1,143,124	12,466,158
Peter Suzdak	10,256,835	1,254,560	12,466,158

Proposal 2 – The appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018 was ratified by a majority of the votes cast. The voting results are as follows:

For	Against	Abstain
21,780,643	1,721,662	475,247

There were no broker non-votes for Proposal 2.

Proposal 4 – The proposal to approve an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there were not sufficient votes to approval Proposal 3, was approved by a majority of the votes cast.  The voting results were as follows:

For	Against	Abstain
17,268,785	6,341,591	367,175

There were no broker non-votes for Proposal 4.

The Annual Meeting was adjourned with respect to Proposal 3, the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, to solicit additional proxies. The Annual Meeting will reconvene with respect to this proposal at 8:00a.m EDT on Wednesday, June 27, 2018 at the Radisson Hotel, 3 Research Court, Rockville, Maryland 20850.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Date: June 18, 2018	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Financial Officer